SCHEDULE 14A
	(Rule 14a-101)

	INFORMATION REQUIRED IN PROXY STATEMENT
	SCHEDULE 14A INFORMATION
	Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934
                             ___
Filed by the Registrant     / x_/

Check the appropriate box:
 ____
/ ___/ Preliminary Proxy Statement
/___/  Confidential, for Use of the Commission Only (as permitted
____	  		by Rule 14a-6(e) (2))
/_ x_/ Definitive Proxy Statement
 ___
/___/  Definitive Additional Materials
 ___
/___/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


	DRIVER-HARRIS COMPANY
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	(Name of Registrant as Specified in Its Charter)

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	(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
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/_x_/    No fee required
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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
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/___/	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

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
DRIVER-HARRIS COMPANY
308 MIDDLESEX STREET
HARRISON, NEW JERSEY 07029

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 27, 1998



TO THE STOCKHOLDERS:


The annual meeting of the stockholders of Driver-Harris Company will be held at the office of the Company, 308 Middlesex Street, Harrison, New Jersey, on Wednesday, May 27, 1998 at 11:00 A.M., for the purpose of:

1.	Electing four directors;

2.	Transacting any and all other business that may properly come before the
 			meeting.

The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on April 24, 1998 will be entitled to vote at the meeting.


By Order of the Board of Directors:




LAVINIA Z. EMERY
Secretary




Harrison, New Jersey
April 29, 1998


It is important that your stock be represented at this meeting. If you are not able to be present at the meeting, please sign and date the enclosed proxy and mail it in the enclosed envelope. Because of the work necessary to prepare for the meeting, the immediate return of your proxy will be appreciated.

DRIVER-HARRIS COMPANY
(Incorporated in New Jersey)


P R O X Y     S T A T E M E N T

Annual Meeting of Stockholders to be held May 27, 1998


SOLICITATION AND REVOCABILITY OF PROXY


The accompanying proxy is solicited by order of the Board of Directors of Driver-Harris Company, 308 Middlesex Street, Harrison, New Jersey 07029, for use at the annual meeting of stockholders of the Company to be held on May 27, 1998 and any adjournment thereof. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of this Company on or about April 29, 1998.

Execution of the Proxy will not in any way affect the stockholder's right to attend the meeting and vote in person. In addition, a proxy may be revoked by a stockholder at any time prior to being voted by giving written notice of such revocation to the Secretary of the meeting, or by filing with the Secretary another proxy bearing a later date.

The Company will bear the cost of solicitation of proxies and will reimburse persons holding stock in their names or those of their nominees for their expenses in sending soliciting material to their principals. In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by regularly engaged employees of the Company by telephone, facsimile, cable and personal interview. It is not expected that any solicitation will be made by specially engaged employees of the Company or other paid solicitors.

VOTING SECURITIES

Only stockholders of record at the close of business on April 24, 1998 will be entitled to vote at the annual meeting. The Company has only one class of voting securities currently outstanding, its Common Stock, of which 1,340,421 shares were outstanding on April 29, 1998, the record date. Each stockholder is entitled to one vote for each share of stock held by him. The presence, in person or by proxy, of the holders of a majority of the outstanding shares is required for a quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT

(a) Ownership of shares of the Company's Common Stock by certain beneficial owners as of March 16, 1998:

Name and Address				Amount and Nature of       	Percent of
Of Beneficial Owner				 Beneficial Ownership		     Class
----------------------------------------------------------------------------
Estate of Frank L. Driver Jr.				64,172*		     4.6
2 Delafield Street
Westhampton Beach, NY

Estate of Frank L. Driver III				66,662**		     4.8
33 Birdseye Glen
Verona, NJ

Frank L. Driver IV		          			90,518***		     6.5
33 Birdseye Glen
Verona, NJ

Gerhard Haase		              				119,700		     8.6
2306 West Roscoe
Chicago, IL

----------------------------------

*	All shares held of record and beneficially.  As an executor of the Estate of Frank L. Driver Jr., David A. Driver, Chairman of Driver-Harris Company,
holds voting rights to such shares.
**	All shares held of record.  Does not include 24,154 shares held by
Corinne Driver, his surviving spouse and the mother of Frank L. Driver IV, who disclaims any beneficial interest in these shares.  As an executor of the Estate of Frank L. Driver III, Frank L.Driver IV, Director and President, holds voting rights to such shares.
***	Including 45,000 shares under options pursuant to the Driver-Harris
Employee Incentive Stock Option Plan, granted in 1990, 1991 and 1992, which are fully exercisable and 5,014 shares held in the Driver-Harris Staff 401-K Benefit account.

(b)	Security ownership of management as of  March 16, 1998:

                   Amount and Nature of     	Percent of
Title of Class				 Beneficial Ownership		     Class
---------------------------------------------------------------------------
Driver-Harris Company
Common Stock			           287,422*			           20.7

*	Includes 45,000 shares under options pursuant to the Driver-Harris Employee
Incentive Stock Option Plan and 5,014 shares held in the Driver-Harris Staff
401-K Benefit account.

(c)	Management is not aware of any arrangement which may result in a change in control of the Company.

ELECTIONS OF DIRECTORS

Four Directors are to be elected at the meeting to hold office until the next annual meeting of the stockholders and until their respective successors shall be elected and qualified.

All duly executed proxies will be voted for the election of the four nominees named below unless, as is not anticipated, any one of the nominees is unable or declines to serve, in which case such proxies will be voted for the balance of the nominees and for substitute nominees, unless the Board deems it advisable to amend the By-Laws so as to decrease the number of directors to be elected. All nominees are presently directors of the Company.

The following table summarizes the principal occupations and business experience during the past five years, as well as certain other information as of March 16, 1998 for each nominee:

                                        Company
                   Principal Occupation Common    % of
                   During Last Five			  Stock   Outstanding
                   Years and other     Director  Beneficially   Common
Name			Age	    Directorships	Since                Owned(1)       Stock
-----------------------------------------------------------------------
Ralph T. Bartlett	 73	Certified Public Accountant.	1985	    1,350	*
Until 1984 a partner of Deloitte
Haskins & Sells (now Deloitte
& Touche ), NY

H. L. Biggerstaff	71	Retired. Until 1988, President 1980      850  *
Arwood Die Casting Division
of Arwood Corp.

David A. Driver	59	Chairman of Board of Directors. 1977    39,970  2.9
President, Atlantic Alloys Inc.
manufacturer of bi-metallic
components for temperature
control devices.

Frank L. Driver IV 37 President and Chief	        	1993   90,518** 6.5
Executive Officer

-------------------------------
*      Denotes less than 1% of outstanding.
**    Includes 45,000 shares under options pursuant to the Driver-Harris
Employee Incentive Stock Option Plan and 5,014 shares included in the Driver-Harris Staff 401-K Benefit account.

(1) On March 16, 1998 all Directors of the Corporation as a group (4) owned beneficially 263,522 shares or 19.0% of the outstanding Common Stock. This amount includes 45,000 shares granted to Frank L. Driver IV pursuant to the Driver-Harris Employee Incentive Stock Option Plan. Also, Frank L. Driver IV is an executor of the estate of his father, Frank L. Driver III, which owns 66,662 shares or 4.8% of the outstanding common stock. In addition David A. Driver is an executor of the estate of his father, Frank
L. Driver Jr., which owns 64,172 shares or 4.6% of the outstanding common stock.

The Company has an Audit Committee and a Compensation Committee, it does not have a Nominating Committee. The Audit Committee, which held two meetings during 1997, is responsible for the Company's audit and financial controls. Messrs. Ralph T. Bartlett and H. L. Biggerstaff are members of the Audit Committee.

The Compensation Committee met in March of 1997. Messrs. David A. Driver and H. L. Biggerstaff are members of the Committee.

The Board of Directors held five meetings during calendar 1997.

	COMPENSATION OF EXECUTIVE OFFICERS

	SUMMARY COMPENSATION TABLE

                                                       Long-Term
                                   Annual             Compensation
                                  Compensation	        Awards
                                Securities Underlying    All Other
Name and Principal Position	Year  Salary      Options/SARs   Compensation (b)
----------------------------------------------------------------------------
                                  ($)         (#)  ($)
Frank L. Driver IV		1997	         90,000 		    0		 9,000
   President		     	1996	         100,500      0	 	10,731
				                1995          104,000(a)   0   9,200

(a)  Annual base salary, however, $12,000 was deferred until 1996.
(b) Amount represents the Company's portion of contributions to a 401(k) plan.

	OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

None.

	AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
	AND FY-END OPTIONS/SAR VALUES

                                 Number of
                                 Securities		          Value of
                                 Underlying	           Unexercised
                                Unexercised	           In-the-Money
                              Options/SARs at      Options/SARs at
                                 FY-End(#)             FY-End($)
                           --------------------    ---------------------
Shares Acquired	           Exercisable(E)/	          Exercisable(E)/
Name			  On Exercise(#)	           Unexercisable(U)   Unexercisable(U)
------------------------------------------------------------------------
Exercisable options:
Frank L. Driver IV             None			   45,000(E)           --

	PENSION PLANS

On November 21, 1986, the Company entered into a pension agreement with Frank L. Driver III, under which Mr. Driver or his spouse would receive an annual payment of $50,000 for a period of fifteen years after Mr. Driver's retirement or death. On November 20, 1995, the Board of Directors approved changing the period to twenty years and the addition of a contingent payment to this agreement whereby in years where the profit of the Company exceeds $500,000 before income taxes and before this payment, the $50,000 amount will be supplemented by an amount based on a formula encompassing total retirement payments, adjusted annually for the Consumer Price Index.
This pension is now payable to Corinne F. Driver, spouse of Frank L. Driver
 III,deceased. In 1997, $21,072 was paid as an additional retirement payment to Corinne F. Driver.

	COMPENSATION OF DIRECTORS

During 1997, each Director, with the exception of Frank L. Driver IV, was paid an annual retainer of $6,000, plus $600 per Board of Directors Meeting and $400 per Audit or Compensation Committee Meeting. In addition in 1997, each non-executive Director received 750 shares of Driver-Harris Company stock, valued at $10.00 per share for a total of $7,500.

	ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION
COMMITTEE
	INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Company has a Compensation Committee of its Board of Directors. Mr. David A. Driver, a member of the Committee is an uncle of Frank L. Driver IV, President and Chief Executive Officer.

	BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

The Board's Compensation Committee reviews the compensation of the executive officers of the U.S. holding company annually.

The Company's salary policy is to pay a "competitive salary" plus an incentive bonus based on profit performance in relation to prior years and in relation to annual budget profit targets. The Compensation Committee may also take into consideration other factors including dedication to the job, external factors beyond the control of management, etc. An incentive bonus of 300 shares of Company stock was paid in 1997 to Thomas J. Carey and Lavinia Z. Emery.


						     	Compensation Committee

					      	 David A. Driver         H. L. Biggerstaff

	CUMULATIVE TOTAL SHAREHOLDER RETURN FIVE-YEAR COMPARISON

The table below compares the yearly percentage change in the cumulative total shareholder return, on Driver-Harris (DRH) common stock, with that of the cumulative total return of Standard & Poor's Smallcap 600 Index and a Standard & Poor's Industry Index of companies, for a five-year measurement period beginning December 31, 1992 and ending on December 31, 1997.

	COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

               		     	1992	    1993     1994      1995   1996     1997
DRH	                   100.00   140.48   97.62     111.90 167.85   195.24
Metal Fabricators-Small100.00   127.67   132.94    184.47 195.38   247.19
S&P Smallcap 600 Index 100.00   118.79   113.12    147.01 178.35   223.98

The table assumes $100 invested at the close of trading on December 31, 1992 in Driver-Harris Company (DRH) common stock, Standard & Poor's Smallcap 600 Index and Standard and Poor's Industry Index group. (Cumulative total return assumes reinvestment of dividends.)

	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

David A. Driver, Chairman of the Company is the uncle of Frank L. Driver IV, President.

In 1994, the Company restructured its operations and among other things, became the owner of a fifty percent interest of HAI Holding Company Inc. and indirectly of Harrison Alloys Inc. (Harrison). In conjunction with this transaction, Messrs. F. L. Driver III and IV entered into consulting agreements with Harrison for a five-year period under which each would receive compensation of $25,000 per year. However, since September 1996, Frank L. Driver IV received no compensation from Harrison.

	COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during 1997 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent shareholders were complied with.

	INDEPENDENT AUDITORS

The principal independent auditors of the Company for the year ended December 31, 1997 were Ernst & Young LLP, who have been appointed by the Board to act in that capacity again in 1998. Services rendered by Ernst & Young LLP included an audit of the Company's consolidated financial statements and the report thereon, meetings with the Audit Committee and consultation in connection with various accounting and audit related matters.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

	STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

Proposals of stockholders intended to be presented at the 1999 Annual Meeting must be received by the Company on or before January 18, 1999 to be considered for inclusion in the Company's proxy statement and form of proxy relative to the meeting. Such proposals should be sent to Lavinia Z. Emery, Secretary, Driver-Harris Company, 308 Middlesex Street, Harrison, New Jersey 07029.

	OTHER MATTERS

Management is not aware of any matters, other than those referred to above, that may come before the meeting. If any other matters are properly presented at the meeting for action, it is intended that the persons named in the proxies will have discretionary authority to vote on such matters.

Enclosed herewith is the 1997 Annual Report of the Company, including financial statements for the year ended December 31, 1997. The Annual Report does not form part of the material for solicitation of proxies.

The Company's 1997 annual report on Form 10-K, including financial statements and schedules thereto, but excluding exhibits, as filed with the Securities and Exchange Commission, may be obtained without charge by any stockholder upon written request to Lavinia Z. Emery, Secretary, Driver-Harris Company.

By Order of the Board of Directors

Harrison, New Jersey						 Lavinia Z. Emery
April 29, 1998							 	  Secretary

DRIVER-HARRIS COMPANY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
For Annual Meeting to be held on May 27, 1998 at 11:00 a.m.



The undersigned hereby appoints, Frank L. Driver IV and David A. Driver and each or either of them, attorneys with powers the undersigned would possess if personally present to vote all stock of the undersigned in Driver-Harris Company at the Annual Meeting of its stockholders, to be held May 27, 1998 and at any adjournment thereof:

(1)  For the election of four directors, namely:
Messrs. Ralph T. Bartlett, H. L. Biggerstaff, David A. Driver and Frank L. Driver IV

INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR AN
INDIVIDUAL NOMINEE, BUT NOT ALL NOMINEES, PLACE A LINE
THROUGH THE NOMINEE'S NAME.

(2)  And upon such other matters which may properly come before the meeting.




				_____________________________

Dated:______________________1998	_____________________________
						Please sign exactly as name appears
					on record.  If joint account, each
						joint owner must sign.
 __
/_/    Kindly check this box if planning to attend the Annual Meeting